Summary Prospectus, Prospectus and
Statement of Additional Information Supplement

August 7, 2023

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated August 7, 2023 to the Morgan Stanley Variable Insurance Fund, Inc. Summary Prospectus, Prospectus and Statement of Additional Information dated April 28, 2023

Global Franchise Portfolio (the "Fund")

Effective immediately, Nathan Wong will no longer serve as a portfolio manager of the Fund. Accordingly, all references to Mr. Wong will be removed from the Fund's Summary Prospectus, Prospectus and Statement of Additional Information. William D. Lock, Bruno Paulson, Nic Sochovsky, Marcus Watson, Alex Gabriele, Vladimir A. Demine and Richard Perrott will remain portfolio managers of the Fund.

Please retain this supplement for future reference.